As filed with the Securities and Exchange Commission on September 22, 2000


                                                       Registration No. 33-47508

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ ]
         Pre-Effective Amendment No.                                       [ ]
         Post-Effective Amendment No. 10                                   [X]

                                       and


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ ]
         Amendment No. 12                                                  [X]

                        (Check appropriate box or boxes)

                           THE JENSEN PORTFOLIO, INC.
               (Exact Name of Registrant as Specified in Charter)


                    2130 Pacwest Center, 1211 SW Fifth Avenue
                             Portland, OR 97204-3721
          (Address, including Zip Code, of Principal Executive Offices)


                                 (503) 274-2044
                                  800-221-4384
              (Registrant's Telephone Number, Including Area Code)

                                  Val E. Jensen

                    2130 Pacwest Center, 1211 SW Fifth Avenue
                             Portland, OR 97204-3721
          (Name and Address, including Zip Code, of Agent for Service)


Approximate Date of Proposed Public Offering: Commenced on August 3, 1992, the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box) X immediately upon filing pursuant to paragraph (b)
__ on (date) pursuant to paragraph (b)
__ 60 days after filing pursuant to paragraph (a)(1)
__ on (date)pursuant to paragraph (a)(1)
__ 75 days after filing pursuant to paragraph (a)(2)
__ on (date) pursuant to paragraph (a)(2) of Rule 485

Please forward copies of communications to:
                                Robert J. Moorman
                                 Stoel Rives LLP

                         Suite 2600, 900 SW Fifth Avenue

                           Portland, Oregon 97204-1268
________________________________________________________________________________

                           THE JENSEN PORTFOLIO, INC.

                                    FORM N-1A
                              CROSS-REFERENCE SHEET



FORM N-1A   Part A-Item No.                                     Location in Prospectus
---------   ------ --------                                     ----------------------

1    Front and Back Cover Pages ..............................  Front and Back Cover Page

2    Risk/Return Summary:                                       Summary of the Fund
     Investments, Risks and Performance.......................

3    Risk/Return Summary: Fee Table...........................  Fund Expenses

4    Investment Objectives, Principal Investment                Investment Objective, Principal
     Strategies, and Related Risks............................. Investment Strategies, and
                                                                Primary Risks

5    Management's Discussion of Fund Performance..............  Not Applicable (Included in
                                                                Registrant's Annual Report to
                                                                Shareholders)

6    Management, Organization and Capital Structure...........  Management of the Fund

7    Shareholder Information..................................  Shareholder Information

8    Distribution Arrangements................................  Dividends, Distribution and
                                                                Taxes

9    Financial Highlights Information.........................  Financial Highlights


                                                                Location in Statement of
                                                                ------------------------
FORM N-1A   Part B-Item No.                                     Additional Information
---------   ------ --------                                     ----------------------

10   Cover Page and Table of Contents.........................  Cover Page and Table of
                                                                Contents

11   Fund History.............................................  History and Classification

12   Description of the Fund and Its Investments and Risks      Investment Strategies and Risks

13   Management of the Fund...................................  Management of the Fund

14   Control Persons and Principal Holders of Securities......  Control Persons and Principal
                                                                Shareholders

                                       ii

15   Investment Advisory and Other Services...................  Investment Advisory and Other
                                                                Services

16   Brokerage Allocation and Other Practices.................  Brokerage Allocation and Other
                                                                Portfolio Transactions

17   Capital Stock and Other Securities.......................  Capital Stock

18   Purchase, Redemption, and Pricing of Shares..............  Purchase, Redemption and
                                                                Pricing of Fund Shares

19   Taxation of the Fund.....................................  Taxation of the Fund

20   Underwriters.............................................  Not Applicable

21   Calculation of Performance Data..........................  Performance Information

22   Financial Statements.....................................  Financial Statements


                           THE JENSEN PORTFOLIO, INC.




                                     PART A

                            ------------------------
                                   PROSPECTUS
                                   ----------

                                   PROSPECTUS

                               September 22, 2000

                           [the Jensen Portfolio Logo]

                               2130 Pacwest Center
                              1211 SW Fifth Avenue
                             Portland, OR 97204-3721

                                  503-274-2044
                                  800-221-4384

--------------------------------------------------------------------------------
The Fund is an equity mutual fund with the principal investment objective of long-term capital appreciation. To achieve this objective, the Fund invests primarily in common stocks of approximately 20 companies that satisfy the investment criteria described in this prospectus.
--------------------------------------------------------------------------------





TABLE OF CONTENTS

                                                        Page
INFORMATION ABOUT THE FUND
     Summary of the Fund...................................2
     Historical Performance................................4
     Fund Expenses.........................................5
     Financial Highlights..................................6
     Investment Objective, Principal Investment
         Strategies, and Primary Risks.....................7
     Management of the Fund...............................11

     Shareholder Service Information                      13
         Pricing of Fund Shares...........................13
         How to Buy Fund Shares...........................13
         How to Redeem Fund Shares........................15
     Dividends, Distributions and Taxes...................17
FOR MORE INFORMATION......................................20




         As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is adequate or complete. It is a criminal offense to suggest otherwise.

                               SUMMARY OF THE FUND



INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The objective of the Fund is long-term capital appreciation.



PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

To achieve its objective, the Fund invests in equity securities of approximately 20 companies that satisfy the investment criteria described below. Generally, each company the Fund invests in must

o have consistently achieved high returns on equity for each of the prior ten years

o        be in excellent financial condition and

o in the opinion of the Fund's investment adviser, be capable of sustaining its demonstrated competitive advantages.

The Fund may sell all or part of its position in a company, however, when the investment adviser has determined that another qualifying security has a much higher "opportunity factor" to achieve the Fund's objective. In addition, the Fund must sell its entire position in a company when the company no longer meets each of the Fund's specified investment criteria, unless that failure is due to an extraordinary situation that the Fund's investment adviser believes will not have a material adverse impact on the company's operating performance.

The Fund's strategy seeks to identify companies that

o        have created competitive barriers to entry in their principal business

o        consistently report high profit margins and increasing cash flows and

o are well-managed and positioned in their industries to maintain at least a 15 percent total return on equity.


The investment adviser expects the securities of approximately 20, primarily domestic, companies will be included in the Fund's investment portfolio at any time, and the Fund must always own the securities of at least 15 different companies in its portfolio. The Fund strives to be fully invested at all times in publicly traded common stocks and other eligible equity securities issued by companies that meet the investment criteria described in this prospectus under "Investment Objective, Principal Investment Strategies, and Primary Risks."


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

Investing in common stocks has inherent risks which could cause you to lose money. Some of the risks of investing in this Fund are:

o        Stock Market Risk

         The market value of stocks held by the Fund may decline over a short, or even an extended period of time, resulting in a decrease in the value of a shareholder's investment.

o        Management Risk

         The Fund's investment adviser may be incorrect in its judgement of the value of particular stocks. The investments chosen by the Fund's adviser may not perform as anticipated. Certain risks are inherent in the ownership of any security, and there is no assurance that the Fund's objectives will be achieved.

o        Nondiversification


         The Fund is a nondiversified mutual fund and is permitted to invest a greater portion of its assets in the securities of a smaller number of issuers than would be permissible if it were a "diversified" fund. The Fund's investment adviser expects to invest in the securities of only approximately 20 companies at any one time. Accordingly, the appreciation or depreciation of a single portfolio security may have a greater impact on the net asset value of the Fund.



Investment Suitability

The Fund is designed for long-term investors who are willing to accept short-term market price fluctuations.

                             HISTORICAL PERFORMANCE



The bar chart and table shown below illustrate the variability of the Fund's returns. The bar chart indicates the risks of investing in the Fund by showing the changes in the Fund's performance from year to year (on a calendar year basis). The table shows how the Fund's average annual returns since its inception compare with those of the S&P 500 Index, an unmanaged index of mostly larger-sized companies.

The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


                  Year-by-year Total Return as of December 31*

                               [GRAPHIC OMITTED]


                  1993      -7.27%
                  1994      -1.22%
                  1995      27.61%
                  1996      21.06%
                  1997      22.99%
                  1998      16.70%
                  1999      16.71%


   Best Quarter:     4Q 1998 at 17.16%      Worst Quarter:  3Q 1998 at -10.19%


*The Fund's year-to-date total return as of June 30, 2000 was 16.39%.


                   Average Annual Total Returns as of 12/31/99

                                                              Inception
                         1 Year            5 years          (since 8/3/92)
                         ---------         ---------        --------------

The Fund                 16.71%            20.93%           12.52%
S & P 500 Index          21.04%            28.54%           20.86%

                                  Fund Expenses


The tables below describe the fees and expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------

     Maximum Sales Load
     Imposed on Purchases.................................None

     Maximum Deferred Sales Load..........................None

     Maximum Sales Load Imposed
     on Reinvested Dividends..............................None

     Redemption Fees...................................None(1)

     Exchange Fee.........................................None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------

     Management Fees.....................................0.50%

     Distribution or Service (12b-1) Fees.................None


     Other Expenses......................................0.44%

     Total Annual Fund Operating Expenses................0.94%


-----------------
(1) The transfer agent charges a $12.00 fee for each redemption paid by wire transfer.


EXAMPLE
--------------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year            3 years          5 years           10 years
                  ------            -------          -------           --------


                  $96               $300             $520              $1,155

                              Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in the Fund, assuming the reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available without charge upon request.




                                                                         Year ended May 31,
                                        --------------------------------------------------------------------------------------

                                             2000              1999             1998              1997             1996
                                        --------------    --------------    --------------    --------------    --------------

Net asset value,                            $19.42            $16.87           $14.78            $12.16           $ 9.94
  beginning of period................
Income from investment
  operations:
  Net investment income..............         0.06              0.05             0.23              0.10             0.15
  Net gains or losses on
    securities (both realized
    and unrealized)..................         5.30              2.56             2.46              2.63             2.23
                                        ----------        ----------       ----------        ----------       ----------
  Total from investment                       5.36              2.61             2.69              2.73             2.38
    operations.......................
Less distributions:
  Dividends from net investment
    income...........................        (0.03)            (0.05)           (0.23)            (0.10)           (0.15)
  Return of capital..................           --             (0.01)              --             (0.01)           (0.01)
  Distributions from capital gains...        (2.50)               --            (0.37)               --               --
                                        ----------        ----------       ----------        ----------       ----------
  Total distributions................        (2.53)            (0.06)           (0.60)            (0.11)           (0.16)
                                        ----------        ----------       ----------        ----------       ----------
Net asset value, end of period.......       $22.25            $19.42           $16.87            $14.78           $12.16
                                        ==========        ==========       ==========        ==========       ==========
Total return.........................        27.65%            15.51%           18.28%            22.56%           24.14%
Supplemental data and ratios:
  Net assets, end of period..........  $30,525,067       $24,542,844      $19,900,373       $14,511,087      $11,257,030
  Ratio of expenses to average
    net assets(1)....................         0.94%             0.96%            1.02%             1.32%            1.20%
  Ratio of net investment income
    to average net assets(1).........         0.31%             0.27%            1.44%             0.61%            1.23%
  Portfolio turnover rate............        32.35%            13.87%           20.80%            24.50%           47.93%

------------------------

 (1)Without the investment adviser's voluntary waiver of a portion of its management fee of $4,043 for the year ended May 31, 1997 and $30,602 for the year ended May 31, 1996, the ratio of expenses to average net assets would have been 1.35% and 1.49%, respectively, and the ratio of net income to average net assets would have been 0.58% and 0.94%, respectively. For the years ended May 31, 1998, 1999 and 2000, the investment adviser did not waive any of its management fee or voluntarily reimburse the Fund for any expenses.

                   Investment Objective, Principal Investment
                          Strategies, and PRIMARY Risks

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund's approach to investing focuses on those companies with a record of achieving high returns over the long term and which are well positioned to maintain competitive advantages and continued high returns on equity. The Fund's investment objective is long-term capital appreciation. To achieve its objective, the Fund invests primarily in the common stocks of approximately 20 companies selected according to the specific, long-term investment criteria established by the Fund's investment adviser and described more fully below. The Fund's investment adviser believes these criteria provide objective evidence of management that is capable and dedicated to providing above-average returns to the company's shareholders. A company must have satisfied all of the following criteria to be selected for investment by the Fund:

o attained a return on equity of at least 15 percent per year for each of the prior 10 years.

o be in excellent financial condition based on certain qualitative factors such as a company's ability to grow its business from excess cash flow.

o have a favorable "opportunity factor" as calculated by the Fund's investment adviser. A company's opportunity factor is measured by the ratio of its estimated intrinsic or private business value to its market value as calculated by the Fund's investment adviser and, accordingly, represents the investment adviser's estimate of a company's opportunity to appreciate in value over the long term. By acquiring the securities of companies whose market price is undervalued, the Fund attempts to create a portfolio with less volatility than the overall securities markets.


o demonstrated a commitment to increasing shareholders' value by repurchasing outstanding shares, increasing dividends (although less tax-efficient for shareholders than the former), paying off debt, or acquiring companies that contribute to their competitive advantage at reasonable prices.


o in the opinion of the Fund's investment adviser, established entry barriers as evidenced by: (a) differentiated products, which can be protected from competition by patents, copyright protection, effective advertising or other means; (b) economies of scale in the production, marketing, or maintenance of the company's products or services; (c) absolute cost advantages, such as obtaining raw materials at lower costs; (d) capital requirements at a level which make it impracticable for other firms to enter the business; or (e) other sustainable competitive advantages identified by the Fund's investment adviser.

o        have management with vision to turn problems into growth opportunities.

o in the opinion of the Fund's investment adviser, have the capability of continuing to meet all of the above criteria.

The Fund's Portfolio Securities

The Fund may invest in any of the following securities, referred to as eligible equity securities, issued by companies that meet the Fund's investment criteria when the Fund purchases the security:

o voting common stock that is registered under the Securities Exchange Act of 1934 and is listed on a major United States stock exchange or the Nasdaq National Market

o convertible debt securities and convertible preferred stock listed on a major United States stock exchange or the Nasdaq National Market, if the holder has the right to convert the debt securities or preferred stock into common stock that satisfies all the requirements above and

o American Depository Receipts (ADRs) for the common stock of foreign corporations, if the ADRs are issued in sponsored programs, registered under the Securities Exchange Act of 1934 and listed on a major United States stock exchange or through the Nasdaq National Market. ADRs are receipts issued by domestic banks or trust companies that represent the deposit of a security of a foreign issuer and are publicly traded in the United States.

         The Fund may invest in securities that are issued by foreign companies if the securities qualify as eligible equity securities and if the issuer meets the Fund's investment criteria described above. There are no restrictions on the amount of securities of foreign issuers that it may own. The Fund, however, does not expect securities of foreign issuers to be a significant amount of the Fund's total assets.


The Fund may also invest up to 10 percent of its assets in cash or cash equivalents, which include any of the following:

o        cash held by the Fund's custodian, Firstar Bank, N.A.

o        FDIC-insured bank deposits


o        United States Treasury bills with a maturity of less than 90 days

o commercial paper with a maturity of less than 30 days and is rated A-1 by Standard and Poor's Corporation or Prime-1 by Moody's Investor Services, Inc. and

o demand notes of companies whose commercial paper receives the same ratings listed above by Moody's or S & P.

The Fund purchases investment securities with the expectation of holding them for long-term appreciation. The Fund's investment policy governs the portfolio turnover rate. The Fund's investment policy permits the Fund to sell all or part of its securities of a company when the Fund's adviser determines that the security should be replaced with another qualifying security that has a higher opportunity factor. In addition, the Fund must sell its entire position in a company if that company no longer satisfies the criteria specified above, unless the failure is due to an extraordinary situation that the Fund's adviser believes will not have a material adverse impact on the company's operating performance. Once the Fund makes a determination, however, that it must sell its securities of a company no longer meeting the investment criteria, it will sell its position within a reasonable period of time. The Fund is subject to some restrictions governing the percentage of its assets that may be invested in the securities of any one company. See "Fundamental Investment Restrictions", "Portfolio Turnover" and "Taxation of the Fund--Tax Status of the Fund" in the Fund's Statement of Additional Information for more information on the Fund's investment policies and restrictions.

Implementation of Investment Objective and Strategies

The Fund has developed an extensive quality control program to ensure that the Fund's investment strategy, research process and administration are implemented properly. The objectives of this program are to ensure that

o        the Fund's investment strategy is applied consistently over time

o        the objective investment criteria are applied on a uniform basis and

o management focuses at all times on the best interests of the shareholders of the Fund.

The Fund's investment strategy has been blended with certain administrative policies to accomplish its investment objective. The Fund has:

o objectively defined the Fund's research process, so that every security in the Fund's portfolio has met specific objective and analytical tests

o defined the Fund's trading policy to ensure that the Fund (a) purchases only eligible equity securities issued by companies that meet the Fund's investment criteria and (b) makes changes to its portfolio only when the investment adviser determines the issuer's performance makes a change advisable

o established investment policies that prohibit the Fund from trading on margin, lending securities, selling short, or trading in futures or options and


o retained a nonaffiliated transfer agent, Firstar Mutual Fund Services, LLC, to perform all fund accounting and transfer agent functions, and custodian, Firstar Bank, N.A., for custody functions.

These measures are in addition to those required by the Investment Company Act of 1940. See the Fund's Statement of Additional Information for more information on compliance with the 1940 Act.


PRIMARY RISKS
--------------------------------------------------------------------------------

Stock Market and Management Risk


Jensen Investment Management makes all decisions regarding the Fund's investments. Accordingly, the Fund's investment success depends on the skill of Jensen Investment Management in evaluating, selecting and monitoring the Fund's assets and investments. Like all mutual funds, the market value of the Fund's securities may decrease over a short or extended period of time. Although each company selected for investment by the Fund must have demonstrated at least a decade of maintaining or increasing its advantage over competitors, there is a risk that other companies engaged in the same business may succeed in gaining a competitive advantage. Furthermore, the Fund may only invest in those companies with a favorable opportunity factor--a formula based on the ratio of a company's estimated intrinsic value to its market value.. Since the intrinsic value is calculated from estimated future cash flows, the investment manager's estimate may change as the forces of economics (competition, inflation, and the like) affect each particular company. Because intrinsic value is a function of business and does not change as much or as frequently as market values, the relationship between the two is not constant, and the market may either undervalue or overvalue a company's intrinsic value.

Nondiversification

The Fund is a nondiversified mutual fund. This means the Fund is not restricted as some other mutual funds are by the provisions of the Investment Company Act with respect to the diversification of its investments. The Fund's "nondiversified status" permits the investment of a greater portion of the Fund's assets in the securities of a smaller number of issuers than would be permissible under a "diversified status." The appreciation or depreciation of a single portfolio security may have a greater impact on the net asset value of the Fund and, accordingly, the net asset value of the Fund may fluctuate more than a comparable "diversified" fund.


International Risk, Foreign Securities and ADRs

Although all of the Fund's portfolio securities must be listed on United States stock exchanges or the Nasdaq National Market, the Fund may invest in certain foreign securities and ADRs. The Fund also invests in domestic companies that engage in significant foreign business. See "Investment Objective, Principal Investment Strategies and Primary Risks--The Fund's Portfolio Securities" in this prospectus. These investments involve certain risks such as:

o political or economic instability in the country where the company is headquartered or doing business

o fluctuations in the relative rates of exchange between the currencies of different nations

o        the difficulty of predicting international trade patterns and

o        the possibility of imposition of exchange control regulations.

These securities may also be subject to greater fluctuations in price. With respect to certain foreign countries, there also is a possibility of expropriation, nationalization, confiscatory taxation, political, economic or social instability and diplomatic developments which could affect investments in those countries. See "Investment Strategies and Risks--ADRs" in the Fund's Statement of Additional Information for additional information relating to ADRs.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Fund's investment adviser is Jensen Investment Management, Inc., with offices at 2130 Pacwest Center, 1211 SW Fifth Avenue, Portland, Oregon
97204-3721. The investments and business operations of the Fund are managed by the investment adviser subject to oversight by the Fund's board of directors. The investment adviser is also responsible for selecting brokers and dealers to execute the Fund's portfolio transactions. Jensen Investment Management, Inc. has acted as an investment adviser to the Fund since the Fund was started in 1992.

The investment adviser's investment committee is responsible for all the Fund's investment decisions. The investment committee is composed of Val E. Jensen, Gary W. Hibler, Robert F. Zagunis, David S. Davies and Robert G. Millen.

Mr. Jensen has more than 40 years of experience advising individual and institutional investors. Mr. Jensen, a Principal of the investment adviser since 1988, served as President of the investment adviser from 1988 to August 1999 when he was appointed Chairman. He served as President of Jensen Securities Company from 1983 to 1990 and of Charter Investment Group from 1977 to 1983. Mr. Jensen oversees the implementation of the Fund's investment policies and the Fund's securities research and trading.

Gary W. Hibler, Ph.D., has 28 years of management experience. He joined the investment adviser in 1991 as a Principal and served as Secretary from May 1994 until August 1999 when he was appointed President. Dr. Hibler served for five years as Director of Operations of a division of Nichols Institute, a health care company traded on the American Stock Exchange with $150 million of revenues in 1991. Dr. Hibler oversees operations for the Fund.

Robert F. Zagunis, a Principal of the investment adviser since January 1993, has extensive experience as a commercial loan officer and executive with The Bank of California (1987 to 1993) and First Interstate Bank of Oregon (1977 to 1987). His primary responsibilities for the Fund include new business development.

David S. Davies, a Principal of the investment adviser since January 2000, has 30 years of financial management and accounting experience. Mr. Davies joined the investment adviser in January 1998 as Chief Financial Officer. He served as chief financial officer and consultant for several high tech, service and manufacturing companies, most recently as Chief Financial Officer for TelServ, a telecommunications start-up company, from 1995 to December 1997. Mr. Davies also served as the Controller and Senior Vice President for US Bancorp from 1976 to 1981. He oversees accounting matters for the Fund.

Robert G. Millen was appointed a Principal of the investment adviser in July 2000. Mr. Millen has over 28 years of experience in banking and financial services, serving most recently as Vice President of Principal Financial Group, the seventh largest insurance company in the United States, from 1997 to June 2000. Prior to that, Mr. Millen was the Group Vice President from 1990 to 1997 for Wellmark Inc., a $1.5 billion managed health care and financial services company. Mr. Millen's other experience includes serving as President of First Interstate Bank N.A. in Des Moines, Iowa and senior management positions at Norwest Bank N.A., also in Des Moines, Iowa. His primary responsibilities for the Fund are marketing and new business development.

Jensen Investment Management serves as the Fund's investment adviser under an agreement dated June 13, 1993. Under the agreement, the investment adviser provides research, advice and supervision with respect to the management of the Fund's portfolio of investments, and determines which companies are eligible for investment by the Fund. The investment adviser places orders for the purchase and sale of the Fund's securities.

The Fund's investment adviser also serves as investment adviser to individual and institutional accounts, and was managing assets totaling approximately $187 million at July 31, 2000.


For more information about management of the Fund's investment adviser, see "Management of the Fund" and "Investment Advisory and Other Services" in the Fund's Statement of Additional Information.

MANAGEMENT FEE
--------------------------------------------------------------------------------

For its services, the investment adviser receives an annual investment advisory fee paid by the Fund equal to 0.50% of the Fund's average daily net assets.

EXPENSES
--------------------------------------------------------------------------------

The Fund's investment adviser furnishes office space and all necessary office facilities and equipment for the Fund. The investment adviser also provides the personnel for servicing the investments of the Fund, maintaining its organization and assisting in providing shareholder communications and information services. In addition, all marketing expenses related to the Fund, such as the cost of printing and delivering prospectuses to prospective shareholders, are paid by the investment adviser.

The Fund pays all other expenses not expressly assumed by the investment adviser. Specifically, the Fund pays interest; brokerage fees and commissions; fees of directors who are not "interested persons" of the Fund; filing and qualification fees and state securities law qualification fees; fees of the investment adviser and of the transfer agent; insurance premiums; outside auditing and legal expenses; costs of maintaining the Fund's corporate existence, providing investor services and corporate reports, and holding corporate meetings; costs of preparing, printing and distributing prospectuses for regulatory purposes and for distribution to existing shareholders of the Fund; dues and fees for trade organizations; administrative expenses; and any extraordinary expenses. Subject to the expense guarantees described below, if the investment adviser advances payment for any Fund expenses, the Fund will reimburse the investment adviser.

In order to limit the Fund's expenses, the investment adviser has guaranteed that certain of these expenses payable by the Fund will not exceed specified levels in any fiscal year. If the Fund's regular operating expenses exceed the applicable limit set out below, the investment adviser will reduce its management fee, or reimburse the Fund, in an amount equal to the excess.

                                              Annual
     Average Daily Net                     Expense Limit
     Assets for the Year            (including management fees)
     ----------------                      -------------

     $100,000        - $10,000,000            2.00%
     $10,000,001     - $15,000,000            1.75
     $15,000,001     - $25,000,000            1.50
     $25,000,001     - $50,000,000            1.25
     $50,000,001     - $100,000,000           1.00
     $100,000,000 and above                   0.75


Any reduction in management fees or reimbursement of expenses by the investment adviser required under this expense guarantee will be computed and accrued daily, paid monthly and adjusted annually on the basis of the Fund's average daily net assets for the year. In addition to this guarantee, the investment adviser may voluntarily reduce its management fee or reimburse the Fund for certain expenses in order to keep the Fund's expenses at levels competitive with other funds.

                         SHAREHOLDER SERVICE INFORMATION

PRICING OF FUND SHARES
--------------------------------------------------------------------------------

The price for Fund shares is the net asset value per share (NAV). The NAV of Fund shares is determined at the close of regular trading hours of the NYSE each day the NYSE is open. Your purchase and redemption requests are priced at the next NAV calculated after receipt of a properly completed purchase or redemption order. The NAV per share is determined by dividing the total value of the Fund's securities and other assets, less its liabilities, by the total number of shares outstanding. Securities are valued at market value. If a security's market value is not readily available, its fair value is determined in good faith by or under the direction of the Fund's Board of Directors.

The market value of the securities in the Fund's portfolio changes daily, and the NAV of Fund shares changes accordingly. See the Statement of Additional Information for more information about the pricing of the Fund's shares.

HOW TO BUY FUND SHARES
--------------------------------------------------------------------------------

You may purchase shares of the Fund directly from the Fund. Shares of the Fund are available at the net asset value (NAV), which means that you pay no sales charges or commissions when you purchase shares.

Minimum Investment

o        The minimum initial investment is $1,000.
o        The minimum subsequent investment is $50.
o        If you purchase through a financial  intermediary,  you may purchase in
         lesser   amounts,   subject  to  minimums   imposed  by  the  financial
         intermediary.


Financial Intermediaries

You may also purchase shares of the Fund through a third party, such as broker-dealers, financial institutions or other financial service firms. When you purchase shares of the Fund this way through a financial intermediary, the financial intermediary may be listed as the shareholder of record of the shares. In addition, a financial intermediary may use procedures and impose restrictions that are different from those applicable to shareholders who invest in the Fund directly.

If you intend to invest in the Fund through a financial intermediary, you should read the program materials provided by the financial intermediary as a supplement to this prospectus. Financial intermediaries may charge you transaction-based fees or other charges for the services they provide to you. These charges are retained by the financial intermediary and are not paid to the Fund or the investment adviser.

BUYING SHARES BY MAIL
--------------------------------------------------------------------------------

Complete an application and send it to the address below, with a check or money order for at least the minimum amount and made payable to The Jensen Portfolio:

By mail:                                By Overnight or Express Mail:

  The Jensen Portfolio, Inc.              The Jensen Portfolio, Inc.
  c/o Firstar Mutual Fund Services, LLC   c/o Firstar  Mutual Fund Services, LLC
  PO Box 701                              615 East Michigan Street
  Milwaukee, WI  53201-0701               Milwaukee, WI  53202-5207

The Fund will not accept cash or third-party checks as payment for the purchase of shares. All checks or money orders must be in U.S. Dollars only.

NOTE: Firstar Mutual Fund Services, LLC will charge you a $25 fee against your account for any returned checks due to insufficient funds. In addition, you will be responsible for any losses suffered by the Fund as a result.

BUYING SHARES BY WIRE
--------------------------------------------------------------------------------

1. Call Firstar Mutual Fund Services, LLC at 800-992-4144 to advise of the dollar amount of your investment by wire.
2.       Complete and send in a completed application form.
3. Instruct your bank to wire your investment amount through the Federal Reserve as follows:

         Firstar Bank, N.A.
         425 Walnut Street
         Cincinnati, Ohio 45202
         ABA Number:  042000013

         For credit to Firstar Mutual Fund Services, LLC
         Account Number 112-952-137
         Further credit to: The Jensen Portfolio, Inc.
         Your account name and account number

BUYING SHARES BY TELEPHONE
--------------------------------------------------------------------------------

Purchases cannot be made by telephoning the Fund or Firstar.

AUTOMATIC INVESTMENT PROGRAM
--------------------------------------------------------------------------------

You may purchase Fund shares automatically from your bank under the automatic investment program, which allows monies to be transferred directly from your checking, savings or money market account to invest in the Fund.

o Purchases may be made on the schedule--weekly, monthly, bi-monthly or quarterly--you select
o To be eligible, your account must be maintained at a domestic financial institution that is a member of the Automated Clearing House Association

o You may sign up for the automatic investment program by completing an application form
o        Minimum initial investment is $1,000
o        Minimum subsequent investment is $100


Please call our shareholder services at 800-992-4144 for more information about participating in the program.

CHOOSING A DISTRIBUTION OPTION
--------------------------------------------------------------------------------

When  you  complete  your  account  application,   you  may  choose  from  three
distribution options.

1. You may invest all income dividends and capital gains distributions in additional shares of the Fund. This option is assigned automatically if no other choice is made.

2.       You  may  elect  to  receive   income   dividends   and  capital  gains
         distributions in cash.

3. You may elect to receive income dividends in cash and to reinvest capital gains distributions in additional shares of the Fund.

You may change your election at any time. Your request for a change must be received in writing by Firstar prior to the record date for the distribution for which a change is requested.

RETIREMENT PLANS
--------------------------------------------------------------------------------

Tax-deferred retirement plans including

o        IRAs
o        Keogh accounts
o        SEP accounts and
o        Other ERISA-qualified plans

may invest in the Fund, subject to the other requirements of the Fund. If a plan has already been established with a custodian or trustee, the plan may purchase shares of the Fund in the same manner as any other shareholder, subject to any special charges imposed by the plan's custodian or trustee.

If you want to establish an individual retirement account naming Firstar as custodian, please call our shareholder services at 800-992-4144 for information and forms.


ADDITIONAL PURCHASE INFORMATION
--------------------------------------------------------------------------------

The Fund reserves the right to reject your purchase order and to suspend the offering of shares of the Fund if management determines the rejection or suspension is in the best interests of the Fund.

Foreign investors must provide additional information to the Fund. Please call our shareholder services at 800-992-4144 for assistance.

Stock Certificates

The issuance of Fund shares is recorded on the books of the Fund in full and fractional shares carried to the third decimal place. For investor convenience and to avoid additional operating costs, the Fund does not expect to issue share certificates.

The Fund and Firstar Mutual Fund Services, LLC are available to assist you in opening accounts and when purchasing or redeeming shares.


How to Redeem Fund Shares
--------------------------------------------------------------------------------

You may redeem all or a portion of your shares on any business day. Shares of the Fund are redeemed at the next NAV calculated after the Fund has received your redemption request in good order. Payment is typically made within one or two business days of receipt of a valid redemption request.


REDEMPTION BY MAIL
--------------------------------------------------------------------------------

You may mail your redemption request to:

By mail:                                 By Overnight or Express Mail:

 The Jensen Portfolio, Inc.              The Jensen Portfolio, Inc.
 c/o Firstar Mutual Fund Services, LLC   c/o Firstar  Mutual Fund Services, LLC
 PO Box 701                              615 East Michigan Street
 Milwaukee, WI  53201-0701               Milwaukee, WI  53202-5207

It is important that your redemption request be mailed to the correct address and be in good order. If a redemption request is inadvertently sent to the Fund at its corporate address, it will be forwarded to Firstar, but the effective date of the redemption will be delayed. No redemption will be made until a request is submitted in good order.

A redemption request is considered to be in good order if the following information is included:

o        The name of the Fund
o        The dollar amount or number of shares being redeemed
o        The account registration number
o        The signatures of all registered shareholders as registered

Redemption requests for accounts registered in the names of corporations, fiduciaries and institutions may require additional redemption documents, such as corporate resolutions, certificates of incumbency or copies of trust documents. Please contact Firstar if your account is registered in one of these categories.

IRA Redemption

If you are an IRA shareholder, you must indicate on your redemption request whether or not to withhold federal income tax. If your redemption request fails to make an indication, your redemption proceeds will be subject to withholding.


REDEMPTION BY TELEPHONE
--------------------------------------------------------------------------------

Redemptions cannot be made by telephoning the Fund or the transfer agent.


SIGNATURE GUARANTEE
--------------------------------------------------------------------------------

In addition to the requirements discussed above, a signature guarantee may be needed for:

o        redemptions made by wire transfer
o        redemptions payable other than exactly as the account is registered
o redemptions mailed to an address other than the address on the account or to an address that has been changed within 30 days of the redemption request or
o        redemptions over $10,000.

The Fund reserves the right to require a signature guarantee under other circumstances. The Fund honors signature guarantees from national or state banks, federal savings and loan associations, trust companies and member firms of domestic stock exchanges.


REDEMPTION PRICE AND PAYMENT FOR FUND SHARES
--------------------------------------------------------------------------------

Redemption requests are processed at the NAV next computed after the transfer agent receives a redemption request in good order. If your redemption request is received by the transfer agent in good order before the close of regular trading hours on the NYSE (currently, 4 p.m. Eastern time), the request is effective on the day received. If your redemption request is received in good order after the close of regular trading hours on the NYSE, it is effective on the next business day.


Payment for your redeemed Fund shares will be mailed to you generally within one or two business days, but no later than the seventh day after your redemption request is received in good order by the transfer agent. However, when a redemption is requested shortly after your purchase of shares by check, the redemption proceeds of those shares will not be distributed until the check received for those shares has cleared. Normally, local personal checks or corporate checks clear within three days, and other personal or corporate checks clear within seven days, but some may take up to twelve days from the date you purchased shares. You may avoid these delays by purchasing shares of the Fund by wire transfer. The Fund may, however, suspend your right of redemption or postpone the payment date at times when the NYSE is closed or during certain other periods as permitted under the federal securities laws.


The Fund may be required to withhold federal income tax at a rate of 31% (backup withholding) from dividend payments, distributions, and redemption proceeds if you fail to furnish the Fund with your social security or other tax identification number. See "Dividends, Distributions and Taxes" in this prospectus for more information.

Your redemption payment will be mailed by check to the account name(s) and address exactly as registered, unless you requested wire transfer of the payment. There is no charge for redemption payments that are mailed. Redemption payments sent by wire transfer must be at least $1,000, and the Fund's transfer agent currently charges $12.00 for each wire transfer. This amount will be charged against your account. Your bank may also impose an incoming wire charge.


REDEMPTIONS AT THE OPTION OF THE FUND
--------------------------------------------------------------------------------

In addition, the Fund may institute a policy whereby it automatically redeems shares if an account balance drops below a specified amount as a result of redemptions by the shareholder. If such a policy is instituted, the Fund may not implement such redemption if the decrease in the account balance was caused by any reason other than shareholder redemptions. As of the date of this Prospectus, the Fund had not instituted such a policy. However, the Fund's articles of incorporation authorize the board of directors to institute such a policy if the board determines that such a policy is in the best interests of the Fund and its shareholders.

The Fund may require the redemption of shares if, in its opinion, such action would prevent the Fund from becoming a personal holding company, as defined in the Internal Revenue Code.


ADDITIONAL REDEMPTION INFORMATION
--------------------------------------------------------------------------------

Neither the Fund, the investment adviser nor the transfer agent will be liable for any loss, cost or expense of acting on written instructions believed by the party receiving the instructions to be genuine and in accordance with the procedures described in this prospectus.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund declares and distributes dividends from its net investment income on a quarterly basis and declares and distributes any net capital gain realized by the Fund on an annual basis. These distributions are paid in additional Fund shares unless the shareholder elects in writing to receive distributions in cash. The Fund will notify you following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) for the year.

The Fund intends to qualify at all times as a regulated investment company under the Internal Revenue Code. By qualifying as a regulated investment company and satisfying certain other requirements, the Fund will not be subject to federal income or excise taxes to the extent the Fund distributes its net investment income and realized capital gains to its shareholders.

The tax characteristics of distributions from the Fund are the same whether paid in cash or in additional shares. For federal income tax purposes, distributions of net investment income or of net short-term capital gain are generally taxable as ordinary income to the recipient shareholders, and distributions designated as the excess of net long-term capital gain over net short-term capital loss are generally taxable as long-term capital gain to the recipient shareholder regardless of the length of time the shareholder held the Fund's shares. A portion of any distribution properly designated as a dividend by the Fund may be eligible for the dividends-received deduction in the case of corporate shareholders.

You may also be subject to state or local taxes with respect to holding Fund shares or on distributions from the Fund. You are advised to consult your tax adviser with respect to state and local tax consequences of owning shares of the Fund.

Federal law requires the Fund to withhold 31 percent of all distributions and redemption proceeds paid to shareholders who have not provided their correct taxpayer identification number or certified that withholding does not apply. Each prospective shareholder is asked to certify on its application to open an account that the social security number or other tax identification number provided is correct and that the prospective shareholder is not subject to 31 percent backup withholding for previous under-reporting of income to the Internal Revenue Service. The Fund generally does not accept an application to open an account that does not comply with these requirements.

This tax discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. There may be other federal, state or local tax considerations applicable to a particular shareholder. Prospective investors in the Fund are urged to consult their tax advisers prior to purchasing shares of the Fund.


CONFIRMATION AND STATEMENTS
--------------------------------------------------------------------------------

The Fund's transfer agent, Firstar Mutual Fund Services, LLC, will send you a statement of your account after every transaction affecting your share balance or account registration. Please allow seven to ten business days for the transfer agent to confirm your order. The transfer agent will send a quarterly account statement to you, regardless of whether you have purchased or redeemed any shares during the quarter. Generally, a statement with tax information will be mailed to you by January 31 of each year. A copy of the tax statement also is filed with the Internal Revenue Service.

The Fund will send you an audited annual report each year and an unaudited semi-annual report after the Fund's second fiscal quarter. Each of these reports includes a statement listing the Fund's portfolio securities.


SHAREHOLDER INQUIRIES
--------------------------------------------------------------------------------

Shareholder inquiries are answered promptly. Any inquiries you have should be addressed to Firstar Mutual Fund Services, LLC at 615 E. Michigan Street, Milwaukee, WI 53202 (telephone: 800-992-4144).

[The Jensen Portfolio Logo]


DIRECTORS

Norman W. Achen
Roger A. Cooke
Gary W. Hibler
Val E. Jensen
Louis B. Perry
Robert F. Zagunis


OFFICERS

Val E. Jensen, President
Robert F. Zagunis, Vice President
Gary W. Hibler, Secretary


INVESTMENT ADVISER


Jensen Investment Management, Inc.
2130 Pacwest Center
1211 SW Fifth Avenue
Portland, OR  97204-3721
Telephone:    503-274-2044
              800-221-4384


LEGAL COUNSEL

Stoel Rives LLP
Suite 2600
900 SW Fifth Avenue
Portland, OR  97204-1268


AUDITORS

PricewaterhouseCoopers LLP
Suite 3100
1300 SW Fifth Avenue
Portland, OR  97201


TRANSFER AGENT

Firstar Mutual Fund Services,  LLC
P.O. Box 701
Milwaukee,  WI 53201-0701
-or-
Third  Floor
615 East Michigan Street
Milwaukee,  WI  53202-5207
Telephone: 800-992-4144

                             [Jensen Portfolio Logo]


FOR MORE INFORMATION
--------------------------------------------------------------------------------



Additional information about the Fund is available free upon request.

o Annual Report and Semi-Annual Report: These reports provide the Fund's most recent financial report and portfolio holdings. The annual report contains a letter from the Fund's manager discussing the market conditions and investment strategies that affected the Fund's performance during its last fiscal year.

o Statement of Additional Information: The Statement of Additional Information supplements this prospectus and is incorporated into this prospectus by reference. The Statement of Additional Information includes a list of the Fund's investment policies and restrictions, as well as more detail about the management of the Fund.

You can get free copies of the current annual or semi-annual report and Statement of Additional Information by contacting the Fund:



         By Telephone                       By Mail
         ------------                       -------

         Toll-free in the U.S.              c/o The Jensen Portfolio
         (800) 992-4144                     Firstar Mutual Fund Services, LLC
                                            PO Box 701
                                            Milwaukee, WI  53201-0701


On the Internet

Text-only versions of the Fund's reports can be viewed online or downloaded from the SEC's website at: http://www.sec.gov
                       ------------------

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. (telephone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009.



SEC file number:  811-6653



[Jensen Investment Management Logo]

                           THE JENSEN PORTFOLIO, INC.




                                     PART B


                       -----------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------





                                  STATEMENT OF
                             ADDITIONAL INFORMATION




                           THE JENSEN PORTFOLIO, INC.


                               2130 Pacwest Center
                              1211 SW Fifth Avenue
                           Portland, Oregon 97204-3721

                                  503-274-2044
                                  800-221-4384

         This Statement of Additional Information of The Jensen Portfolio, Inc. (the "Fund") is not a Prospectus. It relates to a Prospectus dated September 22, 2000 and should be read in conjunction with the Prospectus. The Prospectus is available without charge upon request by writing the Fund or calling 1-800-221-4384.


         The Fund's most recent Annual Report to shareholders is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent accountants appearing in the Annual Report are incorporated into this Statement of Additional Information.

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----


DESCRIPTION OF THE FUND.....................................................1

    History and Classification..............................................1

    Investment Strategies and Risks.........................................1

             Commercial Paper Ratings.......................................1
             ------------------------

             ADRs...........................................................1
             ----

    Fundamental Investment Restrictions.....................................2

    Portfolio Turnover......................................................4


MANAGEMENT OF THE FUND......................................................5

    Directors and Officers..................................................5

    Compensation............................................................7

    Compensation Table......................................................7


CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS..................................7

    Control Persons.........................................................7

    Principal Shareholders..................................................7

    Management Ownership....................................................8


THE INVESTMENT ADVISORY AND OTHER SERVICES..................................8

    Investment Adviser......................................................8

    Management of the Investment Adviser....................................9

    Administrator..........................................................11

    Custodian, Transfer Agent and Dividend Disbursing Agent................12


BROKERAGE ALLOCATION AND OTHER PORTFOLIO TRANSACTIONS......................12

    General Considerations.................................................12

    Capital Stock..........................................................13

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES............................14

    Purchases and Redemptions..............................................14

    Pricing of Fund Shares.................................................15


TAXATION OF THE FUND.......................................................15

    Tax Status of the Fund.................................................15

    Taxation of Fund Distributions.........................................17

    Other Tax Considerations...............................................17

    Additional Information.................................................18


PERFORMANCE INFORMATION....................................................18


GENERAL INFORMATION........................................................19

    Independent Accountants................................................19

    Limitation of Director Liability.......................................19

    Registration Statement.................................................20

    Financial Statements...................................................20


Appendix A - Commercial Paper Ratings ....................................A-1

                             DESCRIPTION OF THE FUND

History and Classification

         The Jensen Portfolio, Inc. (the "Fund") is a no-load mutual fund that is an open-end, nondiversified, management investment company. The Fund was organized as an Oregon corporation on April 17, 1992 and commenced operation on August 3, 1992. Prior to that date, the Fund had no operations other than organizational matters.


         The Fund is designed to provide individuals and family trusts, pension and profit sharing plans, employee benefit trusts, endowments, foundations, other institutions, and corporations with access to the professional investment management services offered by Jensen Investment Management, Inc., which serves as the investment adviser to the Fund. See "Management of the Fund" and "Investment Advisory and Other Services" in this Statement of Additional Information for more information about the investment adviser.


Investment Strategies and Risks

         The Fund's principal investment objective is long-term capital appreciation.


         The prospectus discusses the types of securities in which the Fund will invest, and describes the Fund's investment objectives and strategies. See "Investment Objective, Principal Investment Strategies, and Primary Risks" in the prospectus. This Statement of Additional Information contains information supplemental to the prospectus concerning the techniques and operations of the Fund, the securities the Fund will invest in, and the policies the Fund will follow.


         Commercial Paper Ratings
         ------------------------

         Moody's and S&P are private services that provide ratings of the credit quality of commercial paper. A description of the ratings assigned to commercial paper by Moody's and S&P are included as Appendix A to this Statement of Additional Information. The Fund may purchase commercial paper that is rated P-1 by Moody's or A-1 by S&P and demand notes issued by companies whose commercial paper receives such ratings.

         ADRs
         ----


         The Fund may invest in certain foreign securities, directly and by purchasing American Depository Receipts ("ADRs"). In addition, the Fund invests in domestic companies that engage in substantial foreign business. Some of the risk factors associated with such investments are described in the prospectus under "Primary Risks--International Risks, Foreign Securities and ADRs." This information supplements the information about ADRs contained in the prospectus.


         Generally, ADRs are denominated in United States dollars and are publicly traded on exchanges or over-the-counter in the United States. ADRs are receipts issued by domestic banks or trust companies evidencing the deposit of a security of a foreign issuer.

         ADRs may be issued in sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. The Fund will acquire only ADRs issued in sponsored programs.

Fundamental Investment Restrictions

         The Fund has adopted the fundamental investment restrictions set forth below. These restrictions may not be changed without the approval of the shareholders. Any change must be approved by the lesser of


         (1) 67 percent or more of the Fund's shares present at a shareholder meeting if the holders of more than 50 percent of the Fund's outstanding shares are present in person or by proxy, or


         (2) more than 50 percent of the Fund's outstanding shares.

         In accordance with these restrictions, the Fund may not:

         1. At the close of any fiscal quarter, have less than 50 percent of its total assets represented by (i) cash and cash equivalents permitted by Section 851 of the Internal Revenue Code of 1986, as amended (the "Code"), and government securities and (ii) other securities limited, in respect of any one issuer, to an amount not greater in value than 5 percent of the value of the total assets of the Fund and to not more than 10 percent of the outstanding voting securities of such issuer.

         Compliance with the Fund's policy limiting to 5% the amount of assets that may be invested in any one issuer is measured at the close of each fiscal quarter. The percentage of Fund assets in any one issuer could amount to more than 5% due to market appreciation of the Fund's investment. Changes to valuations between measurement dates will not necessarily affect compliance with this policy. The Fund's investment in any one issuer will not, however, exceed 25 percent of the value of the Fund's total assets at the close of any fiscal quarter.

         2. Retain more than 10 percent of its assets in "Cash or Cash Equivalents" (as defined in the Fund's Bylaws and described in the prospectus under "Investment Objective Principal Investment Strategies and Primary Risks --Fundamental Investment Policies"), except that the proceeds of any newly issued shares of the Fund may remain in Cash or Cash Equivalents for up to 30 days after receipt.

         3. Invest in any assets that are not either (a) "Cash or Cash Equivalents" or (b) "Eligible Equity Securities" (as those terms are defined in the Fund's Bylaws and described in the Fund's prospectus under "Investment Objective, Principal Investment Strategies, and Primary Risks").

         4. Retain 25 percent or more of the Fund's total assets in any one industry. (The Fund generally will use the industry classifications provided by Value Line in determining an issuer's industry. However, when a Value Line classification is not available for an issuer, the Fund will use the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission, published by the Securities and Exchange Commission (the "SEC"), to determine the appropriate industry for that issuer.)

         5. Borrow money to invest in securities or for any other purpose, except that the investment adviser may advance funds to the Fund to pay organizational expenses and certain other expenses of the Fund, as disclosed in the prospectus.

         6. Purchase securities on margin, except such short-term credits as are standard in the industry for the clearance of transactions.

         7. Make short sales of securities or maintain a short position.

         8. Lend portfolio securities.


         9. Make loans to any person or entity, except that the Fund may, consistent with its investment objectives and policies, invest in: (a) publicly traded debt securities that qualify as Eligible Equity Securities; (b) commercial paper of less than 30 days' maturity that is rated P-1 by Moody's Investment Services, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S & P"); and (c) demand notes that are issued by corporations whose commercial paper receives such ratings, even though the investment in such obligations may be deemed to be the making of loans. See "Investment Strategies and Risks--Commercial Paper Ratings" in this Statement of Additional Information.


         10. Invest in, or engage in transactions involving, real estate or real estate mortgage loans; commodities or commodities contracts, including futures contracts; oil, gas or other mineral exploration or development programs, or option contracts.

         11. Invest in any security that would expose the Fund to unlimited liability.

         12. Underwrite the securities of other issuers, or invest in restricted or illiquid securities.

         13. Invest in securities of other investment companies.

         14. Issue any senior securities.

         15. Change the investment policies set forth in the Fund's then current prospectus and Statement of Additional Information, unless at least 30 days' prior written notice is provided to each shareholder describing each policy change and the reasons for the change. However, the restrictions set forth in paragraphs 1 through 14 above may only be changed with shareholder approval.

Portfolio Turnover

         The Fund purchases portfolio securities with the expectation of holding them for long-term appreciation. The Fund will not sell its position in a portfolio company unless the investment adviser determines that:

o the portfolio company should be replaced with another qualifying security that has a higher "opportunity factor" (as described in the Fund's prospectus) or

o the issuer of the security no longer meets one or more of the investment criteria specified in the Fund's prospectus.

However, if such failure is due to an extraordinary situation that the investment adviser believes will not have a material adverse impact on the company's operating performance, the Fund may retain the investment. Accordingly, the Fund does not expect its annual portfolio turnover generally to exceed 25 percent. The turnover rate could, however, be significantly higher or lower depending on the performance of the portfolio companies, the number of shares of the Fund that are redeemed, or other external factors outside the control of the Fund and the investment adviser.

         In computing the portfolio turnover rate, all securities whose maturity or expiration dates at the time of acquisition was one year or less are excluded. The turnover rate is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.

         The annualized portfolio turnover rate for the past three years is as follows:


                               Year Ended May 31,
                      ------------------------------------


                       2000          1999             1998
                       ----          ----             ----



                      32.4%         13.9%             20.8%

                             MANAGEMENT OF THE FUND

Directors and Officers


         The Fund is managed under the supervision of its Board of Directors, which consists of six individuals. The Board of Directors is responsible for the overall management of the Fund, including the general supervision and review of the Fund's investment policies and activities. The Board of Directors elects the officers who conduct the day-to-day business of the Fund. The directors are fiduciaries for the Fund's shareholders and are governed by the laws of the state of Oregon in this capacity.


         The directors and officers of the Fund are listed below, together with information about their principal business occupations during at least the last five years:


         VAL E. JENSEN(1), 71, is President and a director of the Fund. A Principal, since 1988, of the investment adviser, which managed assets totaling approximately $187 million as of July 31, 2000, Mr. Jensen was President of the investment adviser from 1988 until August 1999, when he was named Chairman. At July 31, 2000, Mr. Jensen was the beneficial owner of 36.6 percent of the shares of the investment adviser. Mr. Jensen was employed as President of Jensen Securities Co., a registered securities brokerage firm, from 1983 to 1990, and as President of Charter Investment Group, a registered securities brokerage firm, from 1977 to 1983. Mr. Jensen has over 40 years of experience in the securities industry, having worked as a trader, broker, underwriter, investment banker, and senior executive in national and regional brokerage firms. Mr. Jensen's business address is 2130 Pacwest Center, 1211 SW Fifth Avenue, Portland, Oregon 97204-3721.

         GARY W. HIBLER(1), Ph.D., 56, is Secretary and a director of the Fund. Dr. Hibler has been employed as a Principal of the investment adviser since 1991 and served as Secretary of the investment adviser from 1994 to August 1999 when he was appointed President. At July 31, 2000, Dr. Hibler was the beneficial owner of 24.6 percent of the outstanding shares of the investment adviser. From 1987 to 1991, Dr. Hibler was employed as Director of Operations of several operating units of Nichols Institute, Inc. of San Juan Capistrano, California, a publicly held health care company with $150 million of annual revenues in 1991. From 1974 to 1986, Dr. Hibler was employed as President, Chief Executive Officer and a director of Medlab, Inc. of Portland, Oregon, a clinical laboratory with $6 million of annual revenues in 1986. Dr. Hibler's business address is 2130 Pacwest Center, 1211 SW Fifth Avenue, Portland, Oregon 97204-3721.

         ROBERT F. ZAGUNIS(1), 46, is Vice President and a director of the Fund. Mr. Zagunis has been employed as Vice President and Principal of the Fund's investment adviser since
--------
(1) This person is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended. He receives no director fees, salaries, pension or retirement benefits from the Fund.

January 1993. At July 31, 2000, Mr. Zagunis also was the beneficial owner of
18.9 percent of the outstanding shares of the investment adviser. For more than 15 years before joining the investment adviser, Mr. Zagunis was employed in various commercial banking positions. He was employed by The Bank of California from 1987 to January 1993, most recently as Vice President and Loan Officer. Mr. Zagunis was on the Finance Committee for the State of Oregon Economic Development Department from 1990 to 1993, serving as its Chair during 1993. Mr. Zagunis' business address is 2130 Pacwest Center, 1211 SW Fifth Avenue, Portland, Oregon 97204-3721.

         ROGER A. COOKE, 52, is a director of the Fund. Mr. Cooke has been the Vice President, Regulatory and Legal Affairs for Precision Castparts Corp., a worldwide manufacturer of complex metal components and products, since April 2000. Prior to joining Precision Castparts, Mr. Cooke had been the Executive Vice President, Regulatory and Legal Affairs for Fred Meyer, Inc., a regional retailer of food, apparel, fine jewelry and products for the home, since September 1998, and served as Fred Meyer's Vice President, General Counsel and Secretary from August 1992 to September 1998. Before joining Fred Meyer, Mr. Cooke was the Deputy General Counsel and Secretary of Pan American World Airways, Inc. from 1981 to 1990, and Pan Am's Senior Vice President and General Counsel from 1990 to 1992. From 1973 to 1980, he was associated with the law firm Simpson Thacher and Bartlett. Mr. Cooke's business address is 4650 SW Macadam Avenue, Suite 440, Portland, Oregon 97201.

         LOUIS B. PERRY, Ph.D., 82, is a director of the Fund. Dr. Perry was Chairman of Standard Insurance Company from 1983 to 1985, when he retired, and he was President of that company from 1972 to 1983. From 1959 to 1967, Dr. Perry was President of Whitman College in Walla Walla, Washington. He was an Honorary Overseer of Whitman College from 1967 to 1991, and he has served on its Board of Overseers since 1991. Dr. Perry served as a director of several publicly traded companies, including Flight Dynamics, Inc., a manufacturer of instrument panel display devices for commercial aircraft, from 1982 to 1992, Pacificorp, an diversified energy company, from 1969 to 1989, Tektronix, Inc., a global hi-technology company, from 1973 to 1988, First National Bank of Oregon from 1969 to 1988, Willamette Industries, a wood-products company, from 1971 to 1990, and Standard Insurance Co., a mutual insurance company, from 1967 to 1990, and served as a director of the Fund's investment adviser from January 1991 to April 1992. Dr. Perry's business address is 1585 Gray Lynn Drive, Walla Walla, Washington 99362.

         NORMAN W. ACHEN, J.D., 79, is a director of the Fund. He has been the senior member of the health care investment and management consulting firm, The Achen Group, since 1992, and Chairman and Chief Executive Officer of Duplicate Golf, Inc. since 1993. He was a consultant to Nichols Institute, Inc. from 1991 to 1993, and was a director of Nichols Institute from 1981 to 1993. Mr. Achen served as President and Chief Executive Officer of Nichols Institute Regional Laboratories and Treasurer of Nichols Institute between 1985 and 1991. He founded Overland Bank, Temecula, California, in 1982 and served as its Chairman until he retired from that position in 1991. He is Chairman and Chief Executive Officer of International Medical Devices Partners, Inc., where his business address is 43805 Villa del Sur, Temecula, California 92390.

         Each director of the Fund is elected to serve until the director's successor is duly elected and qualifies.

Compensation


         The Fund's directors and officers who are affiliated with the investment adviser are not separately compensated for their services as directors or officers of the Fund. The Fund pays each of its directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), a fee of $5,000 per year, plus $500 for each meeting attended in person and $250 for each telephonic meeting attended. Directors also are reimbursed for any expenses incurred in attending meetings. For the fiscal year ended May 31, 2000, expense reimbursements totaled $2,708 for the disinterested directors.


Compensation Table

                   Aggregate Compensation   Pension or Retirement Benefits
Director                from the Fund       Accrued as Part of Fund Expenses   Total Compensation
--------                -------------       --------------------------------   ------------------


Norman W. Achen      $6,750                 None                               $6,750


Louis B. Perry       $7,000                 None                               $7,000


Roger A. Cooke       $7,500                 None                               $7,500




                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control Persons


         As of August 31, 2000, there were no control persons of the Fund. The term "control" means:


o the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company;

o the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or

o a final adjudication under section 2(a)(9) of the 1940 Act that control exists.

Principal Shareholders


         As of August 31, 2000, to the knowledge of the Fund, no person owned of record or beneficially more than 5 percent of the Fund's outstanding shares except the following shareholders:

     Name and Address of                Number of      Approximate Percentage of
       Beneficial Owner                   Shares           Outstanding Shares
     ------------------                  --------      ----------------------


Donaldson, Lufkin & Jenrette(1)        567,844                    39.5%
Pershing Division
Attn: Wing Liang
Mutual Fund Trading Manager
PO Box 2052
Jersey City, New Jersey



Douglas Walta, M.D.(2)                 122,608                     8.5%
3415 SW Heather Lane
Portland, Oregon  97201



Richard L. Knipe(3)                     83,724                     5.8%
61875 Broken Top Drive #5
Bend, Oregon  97702



Alan James(3)                           74,881                     5.2%
Citadel House
19548 S. Lyons Road
Oregon City, Oregon  97045-9623

----------

         (1)      All shares reported are owned of record only.


         (2) Of the shares reported, Dr. Walta is the record and beneficial owner of 42,458 shares and the beneficial owner of an additional 80,150 shares which are held in trust under an agreement with G.I. Clinic for the benefit of Dr. Walta.


         (3)      All shares reported are owned of record and beneficially.

Management Ownership


         As of August 31, 2000, the Fund's officers and directors as a group owned of record or beneficially 121,374, or 8.4% of the Fund's shares.


                   THE INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser


         Jensen Investment Management, Inc. is the investment adviser to the Fund. The investment adviser entered into a Restated Investment Advisory and Service Contract dated July 13, 1993 with the Fund. Under the advisory agreement, the investment adviser reviews the portfolio of securities and investments in the Fund, and advises and assists the Fund in the selection, acquisition, holding or disposal of securities and makes recommendations with respect to other aspects and affairs of the Fund. The investment adviser is also responsible for placing orders for the purchase and sale of the Fund's investments directly with the issuers or with brokers or dealers selected by the investment adviser. See "Brokerage Allocation and Other Portfolio Transactions" in this Statement of Additional Information. Additional information about the services provided by the investment adviser to the Fund is described under "Management of the Fund" in the Fund's prospectus.


Management of the Investment Adviser


         Val E. Jensen, Gary W. Hibler and Robert F. Zagunis are officers and directors of the investment adviser. See "Management of the Fund" in this Statement of Additional Information for information about them. The Fund's investment adviser has one other director. He is Robert G. Millen.

         Robert G. Millen, 53, was appointed as Principal of the investment adviser in July 2000. Mr. Millen has over 28 years of experience in banking and financial services, serving most recently as Vice President of Principal Financial Group, the seventh largest insurance company in the United States, from 1997 to June 2000. Prior to that, Mr. Millen was the Group Vice President from 1990 to 1997 for Wellmark Inc., a $1.5 billion managed health care and financial services company. Mr. Millen's other experience includes serving as President of First Interstate Bank N.A. in Des Moines, Iowa and senior management positions at Norwest Bank N.A., also in Des Moines, Iowa. His primary responsibilities for the Fund are marketing and account management.

         Mr. Val Jensen, the Chairman and Principal of the investment adviser, together with his wife, Mary Ellen Jensen, is the beneficial owner of 36.6 percent of the outstanding stock of the investment adviser. Accordingly, Mr. Jensen controls the investment adviser.


         As compensation for its services under the Advisory Agreement, the investment adviser receives a monthly fee at the annual rate of 0.50 percent of the average daily net assets of the Fund. The advisory fee paid to the investment adviser for the services provided to the Fund for the past three fiscal years was as follows:


                              Year Ended May 31,
                      ------------------------------------


                     2000              1999             1998
                     ----              ----             ----



                   $131,261          $111,145          $87,402



         Except for the expenses paid by the investment adviser (which are described in the Fund's prospectus), the Fund bears all costs of its operations. The investment adviser has guaranteed that the expenses payable by the Fund will not exceed certain specified limits, as described in the prospectus. Accordingly, the investment adviser is required to reimburse certain expenses paid by the Fund or, alternatively, waive a portion of its management fee if the Fund's expenses exceeded those limits. For the fiscal years ended May 31, 1998, 1999 and 2000, the ratio of expenses to average net assets was less than the expense limit set by the investment adviser. Accordingly, none of the investment adviser's management fee was waived for 1998, 1999 and 2000.

         In addition, at its discretion, the investment adviser may voluntarily reduce its management fee or reimburse the Fund for certain expenses in order to keep the Fund's expenses at levels competitive with other funds. The investment adviser voluntarily waived $4,043 of its management fee for 1997. For the Fiscal years ended May 31, 1998 ,1999, and 2000 the investment adviser made no voluntary reimbursement of any Fund expenses and did not waive any portion of its management fee.


         The advisory agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the investment adviser is not liable for any act or omission in the course of, or in connection with, the rendering of services under the advisory agreement. The advisory agreement does not restrict the ability of the investment adviser to act as investment adviser for any other person, firm or corporation, and the investment adviser advises other individual and institutional investors. The investment adviser does not advise any other mutual fund.

         The advisory agreement continues in effect from year-to-year, if such continuance is approved annually by (1) the Board of Directors of the Fund, or
(2) a vote of the majority of the outstanding voting shares of the Fund. In either event, continuance must also be approved by a majority of the Board of Directors who are not "interested persons" of the Fund (as defined in the 1940
Act) by vote cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement is terminable without penalty on not less than 60 days' written notice by the Board of Directors of the Fund, by vote of the majority of the outstanding voting shares of the Fund, or upon not less than 60 days' written notice by the investment adviser. The advisory agreement terminates automatically upon assignment as defined in the 1940 Act. In addition, the advisory agreement provides that, in the event of a material change in the management or ownership of the investment adviser, whether caused by death, disability or other reason, the Fund's Board of Directors is required to meet as soon as practicable after such event to consider whether another investment adviser should be selected for the Fund. In such event, the advisory agreement may be terminated without any prior notice.

         The advisory agreement reserves to the investment adviser the right to grant the use of a name similar to the Fund's name to another investment company or business enterprise without approval of the Fund's shareholders and reserves the right of the investment adviser to withdraw from the Fund the use of the Fund's name. However, if the investment adviser chooses to withdraw from the Fund the use of the Fund's name, at the time of such withdrawal, the investment adviser would have to submit to the Fund's shareholders the question of whether they wish to continue the advisory agreement.

         As used in this Statement of Additional Information and in the Fund's prospectus, when referring to approval of the advisory agreement to be obtained from shareholders of the Fund, the term "majority" means the vote, at any meeting of the shareholders, of the lesser of

         (1) 67 percent or more of the Fund's shares present at such meeting, if the holders of more than 50 percent of the Fund's outstanding shares are present in person or by proxy, or

         (2)      more than 50 percent of the Fund's outstanding shares.


Administrator

         Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, the Fund's administrator, performs administrative functions for the Fund in addition to services it provides as the Fund's transfer agent and dividend disbursing agent. The administrative duties it performs include:

o        compiling data for the Fund

o assisting in updating the Fund's prospectus, Statement of Additional Information, proxy statements, if any, and notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act

o        preparing Semiannual Reports on Form N-SAR

o preparing and filing all federal and state tax returns and required tax filings, other than those required to be made by the Fund's custodian and transfer agent

o        preparing compliance filings pursuant to state securities laws

o preparing financial statements for the Fund's Annual and Semiannual Reports to Shareholders with the advice of the Fund's auditors, as needed, and assisting in editing these reports if requested by the investment adviser

o        monitoring the Fund's expense accruals

o monitoring the Fund's status as a regulated investment company under Subchapter M of the Code

o        maintaining the Fund's fidelity bond as required by the 1940 Act

o periodically monitoring the Fund's compliance with the 1940 Act and the investment limitations of the Fund as set forth in the Fund's prospectus and

o        generally assisting in the Fund's administrative operations.

         For these services, the administrator receives a monthly fee equal to
0.05 percent on an annual basis of the first $100 million of the Fund's average daily net assets for the year. The monthly fee is reduced to 0.04 percent of the Fund's net assets in excess of $100 million and further reduced to 0.03 percent of such net assets in excess of $500 million, subject to an annual minimum of $25,000.

         The administrator is relieved of liability to the Fund for any act or omission in the course of its performance under the administration agreement, so long as the administrator acts in good faith and is not negligent or guilty of any willful misconduct. The administration agreement continues in effect from year-to-year. The agreement, however, may be terminated by the Fund or by the administrator without penalty after at least 90 days' written notice.

Custodian, Transfer Agent and Dividend Disbursing Agent


         Firstar Bank, N.A. serves as the custodian of the Fund's cash and securities, Firstar Mutual Fund Services, LLC serves as the Fund's transfer agent and dividend disbursing agent. The transfer agent processes requests for the purchase or redemption of the Fund's shares, sends statements of ownership to shareholders, and performs other administrative duties on behalf of the Fund. The transfer agent does not play any role in establishing the investment policies of the Fund or in determining which securities are to be purchased or sold by the Fund. All fees and expenses of the transfer agent are paid by the Fund. For its custodial services to the Fund, the custodian receives monthly fees based upon the Fund's month-end, aggregate NAV, plus certain charges for securities transactions. For its services as transfer agent and dividend disbursing agent, the transfer agent receives fees from the Fund based upon the number of shareholder accounts maintained and the number of transactions effected. The transfer agent is also reimbursed by the Fund for out-of-pocket expenses.


         Firstar Mutual Fund Services, LLC also serves as the administrator to the Fund. The fees paid for the administrative services it performs are described under "Investment Advisory and Other Services--Administrator" in this Statement of Additional Information.


              BROKERAGE ALLOCATION AND OTHER PORTFOLIO TRANSACTIONS

General Considerations

         The Fund's investment adviser is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. When placing purchase and sale orders, the investment adviser's primary objective is to obtain the best net results for the Fund, taking into account all factors it deems relevant, including

o price (including the applicable brokerage commission or dealer spread) and the size of the transaction
o    the nature of the market for the security
o    the difficulty of execution
o    the timing of the transaction taking into account market prices and trends
o the reputation, experience and financial stability of the broker involved and
o    the quality of service rendered by the broker in other transactions.

The Fund has no pre-existing obligations to deal with any broker or group of brokers in the execution of portfolio transactions. However, the investment adviser has selected a broker through which most of its transactions are effected. To the knowledge of the Fund's management, no director or officer of the Fund has any material direct or indirect interest in any broker that will effect the Fund's portfolio transactions. The Fund paid the following amounts in brokerage commissions during the past three fiscal years:

                              Year Ended May 31,
                      ------------------------------------


                     2000             1999             1998
                     ----             ----             ----



                    $6,733           $2,717           $3,068


The Fund's investment philosophy generally results in a low portfolio turnover rate due to the relatively few portfolio transactions during any period, other than those required by the purchase or sale of Fund shares.

         Although the investment adviser may place brokerage business with firms that provide research, market and statistical services to the investment adviser, the Fund will not pay any of those brokers any amount of commission for effecting a securities transaction that exceeds the normal commission the broker would have received if those research services had not been provided. Similarly, the Fund will not "pay-up" for research services in principal transactions. In other words, the investment adviser does not engage in any "soft-dollar" arrangements.

         Even though investment decisions for the Fund are made independently from those of other accounts managed by the investment adviser, securities of the same issuer may be purchased, held or sold by the Fund and the other accounts, because the same security may be suitable for all of them. When the Fund and such other accounts are simultaneously engaged in the purchase or sale of the same security, efforts will be made to allocate price and amounts in an equitable manner. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In other cases, we believe that coordination and the ability to participate in larger transactions will be beneficial to the Fund.

Capital Stock

         The Fund was incorporated under Oregon law on April 17, 1992. The Fund has an authorized capital of 100,000,000 shares of Common Stock, par value $.001 per share. All shares are of the same class. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders vote on the election of directors when required by the 1940 Act and on any other matter properly submitted to a shareholder vote. Shares issued are fully paid and nonassessable and have no preemptive or conversion rights. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities.

                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

         Information concerning the purchase and redemption of the Fund's shares is set forth under "How to Buy Fund Shares" and "How to Redeem Fund Shares" in the Fund's prospectus.

Purchases and Redemptions


         Shares are directly sold by the Fund on a continuous basis. Shares may also be purchased or sold through certain broker-dealers, financial institutions or other service providers, as described in the Fund's prospectus. The Fund does not charge any sales load or commission in connection with the purchase of shares.


         Although the Fund and investment adviser have established a minimum investment amount of $1,000, either, in its sole discretion, may approve smaller amounts for certain investors.

         The Fund reserves the right to suspend or postpone redemptions during any period when:

         (1) trading on the New York Stock Exchange (the "NYSE") is closed for other than customary weekend and holiday closing, or restricted as determined by the SEC

         (2)  the SEC has by order permitted the Fund to suspend redemptions or

         (3) an emergency exists, as determined by the SEC, which makes the disposal of the Fund's portfolio securities or a determination of the net asset value of the Fund's shares not reasonably practicable.

         The Fund may institute a policy that requires the automatic redemption of Fund shares if a shareholder's account balance drops below a certain amount as a result of redemptions by the shareholder. If an automatic redemption policy is adopted, the Fund may not cause a redemption to occur if the decrease in a shareholder's account balance was caused by any reason other than a shareholder's redemption of Fund shares. As of the date of this Statement of Additional Information, the Fund has not adopted a policy imposing the automatic redemption of a shareholder's account if it falls below a certain amount. Authorization for adopting and implementing such a policy rests with the Fund's Board of Directors if the Board determines that an automatic redemption policy is in the best interests of the Fund and its shareholders.

         In addition, the Fund may require the redemption of shares if, in its opinion, such action would prevent the Fund from becoming a personal holding company, as defined by the Internal Revenue Code of 1986, as amended (the "Code").

         None of the Fund, the investment adviser or the transfer agent will be liable for any loss or expense of effecting redemptions upon any instructions believed by them to be genuine and in accordance with the procedures described in the Fund's prospectus.

Pricing of Fund Shares

         As indicated in the Fund's prospectus, the Fund's net asset value ("NAV") per share is determined as of the close of business on the NYSE (currently, 4 p.m. Eastern time) on each day the NYSE is open for trading. NAV will not be determined on the following holidays: New Year's Day, Martin Luther King's Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Fund's NAV per share is computed by dividing the value of the securities held by the Fund, plus any cash or other assets (including interest and dividends accrued but not yet received), minus all liabilities (including accrued expenses), by the total number of shares outstanding at such time. Expenses, including the fees payable to the investment adviser, are accrued daily as is practicable. Dividends receivable are treated as assets from the date on which securities go ex-dividend and interest on bonds or other interest-bearing securities is accrued daily.

         Securities that are listed on United States stock exchanges are valued at the last sale price on the day the securities are valued or, if there has been no sale on that day, at the average of the last available bid and asked prices. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at the average of the current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by the investment adviser by or under the direction of the Fund's Board of Directors. Notwithstanding the above procedures, fixed-income securities may be valued on the basis of prices provided by an established pricing service when the Board believes that such prices reflect market values.


                              TAXATION OF THE FUND

         The Fund expects to qualify continuously as a regulated investment company under Part I of Subchapter M of the Code. To qualify as a regulated investment company, the Fund must satisfy a gross income test and certain diversification tests. Generally, shareholders of the Fund will be subject to federal income tax with respect to distributions from the Fund. As a regulated investment company, the Fund will generally not be subject to federal income tax to the extent the Fund distributes its net investment income and net capital gain to you.

Tax Status of the Fund

         To qualify as a regulated investment company for any taxable year, the Fund must, among other things: (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans, gain from sale or other disposition of stock or securities, and certain other types of income (the "90 Percent Test"); and (b) diversify its holdings so that, at the end of each fiscal quarter: (i) the Fund holds cash, government securities and securities of other regulated investment companies and other securities that represent at least 50 percent of the value of all Fund assets, (ii) the other securities of any one issuer constitute no more than 5 percent of the value of the assets of the Fund and 10 percent of the outstanding voting securities of the issuer, and (iii) no more than 25 percent of the value of the assets of the Fund is invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of
Section 851 of the Code and that meet certain other criteria. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

         Generally, to qualify for flow-through tax treatment the Fund must distribute at least 90 percent of its "investment company taxable income" which includes, among other items, dividends, interest and net short-term capital gain in excess of net long-term capital loss, computed without any deduction for dividends paid.

         A regulated investment company, such as the Fund, that meets the requirements described above is taxed on its investment company taxable income, to the extent such income is not distributed to the shareholders of the Fund. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to the Fund at corporate rates.

         If the Fund retains any net long-term capital gain in excess of net short-term capital loss and pays federal income tax on such excess, it may elect to treat such capital gain as having been distributed to shareholders. If the Fund elects this treatment, shareholders

o        will be taxed on such amounts as long-term capital gain
o may claim their proportionate share of the federal income tax paid by the Fund on such gain as a credit against their own federal income tax liabilities, and

o generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.


         The Fund may be liable for a special tax if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98 percent of the ordinary income for the calendar year plus (b) 98 percent of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4 percent applies to the shortfall.

         If the Fund were unable to continue to qualify as a regulated investment company for any reason, it would become liable for federal income tax on its net income (and, possibly, other taxes) for the taxable year or years in which it fails to qualify. Moreover, distributions to shareholders for such period(s) would be treated as dividends taxable as ordinary income--to the extent of the Fund's current and accumulated earnings and profits--even though all or part of such distributions might have qualified for treatment as long-term capital gain to shareholders had the Fund continued to qualify as a regulated investment company. In addition, to requalify as a regulated investment company, the Fund would be required to distribute all of its earnings for the period(s) during which it did not so qualify and, in some circumstances, the Fund might be required to recognize gain and pay tax on the net appreciation in its portfolio as of the time immediately before it requalifies as a regulated investment company.

         There can be no assurance that the requirements for regulated investment company treatment will be met by the Fund in all possible circumstances.

Taxation of Fund Distributions

         Distributions paid out of the Fund's investment company taxable income are taxable to shareholders as ordinary income. Because a portion of the Fund's income may consist of dividends paid by U.S. corporations, a portion of the distributions paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions properly designated by the Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held shares of the Fund. For noncorporate taxpayers, the highest rate that applies to long-term capital gain is significantly lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of the Fund less than six months from the date of purchase of such shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. The Code contains special rules on the computation of a shareholder's holding period for this purpose.

         Distributions will be taxable as described above, whether paid in shares or in cash. Each distribution will be accompanied by a brief explanation of the form and character of the distribution. Shareholders will be notified annually as to the federal income tax status of distributions, and shareholders receiving distributions in the form of newly-issued shares will receive a report as to the NAV of the shares received.

         A distribution may be taxable to a shareholder even if the distribution reduces the NAV of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This is more likely when shares are purchased shortly before an annual distribution of capital gain or other earnings.

Other Tax Considerations

         Generally, the Fund must obtain from each shareholder a certification of the shareholder's taxpayer identification number and certain other information. The Fund generally will not accept an investment to establish a new account that does not comply with this requirement. If a shareholder fails to certify such number and other information, or upon receipt of certain notices from the Internal Revenue Service, the Fund may be required to withhold 31 percent of any reportable interest or dividends, or redemption proceeds, payable to the shareholder, and to remit such sum to the Internal Revenue Service for credit toward the shareholder's federal income taxes. A shareholder's failure to provide a social security number or other tax identification number may subject the shareholder to a penalty of $50 imposed by the Internal Revenue Service. In addition, that failure may subject the Fund to a separate penalty of $50. This penalty will be charged against the shareholder's account, which may then be closed. Any such closure of the account may result in a capital gain or loss to the shareholder.

         If the Fund declares a dividend in October, November or December payable to the shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

         The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2 percent of the taxpayer's adjusted gross income. The limit on miscellaneous itemized deductions does not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." The Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act of 1933, as amended). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by the Fund.

         A redemption of shares of the Fund may result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds payable to the shareholder are more or less than the shareholder's adjusted basis for the redeemed shares.

Additional Information

         The foregoing summary and the summary included in the prospectus under "Dividends, Distributions and Taxes" of the tax consequences of an investment in the Fund is necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which these summaries are based are subject to prospective or retroactive change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Fund should consult their own tax advisers regarding federal, state or local tax matters.


                             PERFORMANCE INFORMATION


         The Fund's prospectus contains a brief description of how the Fund's total return is calculated. Total return is the total of all income (less expenses) and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in value of the original investment, expressed as a percentage of the purchase price.


         Because performance comparisons are almost universally offered by the mutual fund industry, from time to time the Fund will discuss its total return performance figures in advertisements or marketing materials. The Fund's total return performance figures may appear alone, or in relation to recognized common stock indexes such as the Dow Jones Industrial Average or the S&P 500 Stock Index, or in relation to performance ratings published by recognized mutual fund statistical services such as Lipper Analytical Services, or by publications such as Forbes or The Economist magazines.

         Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

                                 P(1 + T)n = ERV

Where:   P        =        a hypothetical initial payment of $1,000
         T        =        the average annual total return
         n        =        the number of years and
         ERV      =        the ending redeemable value of a
                           hypothetical $1,000 payment made at the
                           beginning of the period.

All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

         Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio and the market conditions during the relevant period and should not be considered as a representation of results that may be achieved in the future.


         The Fund's total return for the fiscal year ended May 31, 2000 was
27.65 percent. The Fund's average annual total return for the five-year period ended May 31, 2000 was 21.53 percent. The Fund's average annual total return from August 3, 1992 (commencement of operations) to May 31, 2000 was 13.73 percent.



                               GENERAL INFORMATION

Independent Accountants


         PricewaterhouseCoopers LLP, Portland, Oregon, 1300 SW Fifth Avenue, Suite 3100, Portland, Oregon 97201-5687 has been selected as independent accountants for the Fund for its fiscal year ending May 31, 2001. In addition to reporting annually on the financial statements of the Fund, the Fund's accountants will review certain of the Fund's filings which are filed with the SEC.


Limitation of Director Liability

         The Fund's Articles of Incorporation and Bylaws include provisions that limit the personal liability of the Fund's directors to the Fund or its shareholders for monetary damages for conduct as a director. The provisions eliminate such liability to the fullest extent permitted by law. Oregon law permits elimination of such liability, except in the following cases: (i) any breach of the director's duty of loyalty to the Fund or its shareholders; (ii) acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law; (iii) any unlawful distribution, as defined by Oregon law; or (iv) any transaction from which the director derived an improper personal benefit. The general effect of the provisions is to eliminate monetary damages as one of the remedies available to shareholders for enforcement of a director's duty of care. As a result, shareholders may be left without any means to recover a loss suffered as a result of the negligence or gross negligence of directors in discharging their duty of care.

Registration Statement

         This Statement of Additional Information and the Fund's prospectus do not contain all the information included in the Fund's Registration Statement filed with the SEC under the Securities Act of 1933, as amended, with respect to the shares offered hereby. Certain portions of the Registration Statement have been omitted from the prospectus and Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

         Statements contained in this Statement of Additional Information and the prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the Registration Statement, including exhibits, and each such statement is qualified in all respects by this reference.

Financial Statements


         The audited financial statements of the Fund for the fiscal year ended May 31, 2000, and the report of the Fund's independent accountants in connection therewith, are included in the Fund's 2000 Annual Report to Shareholders, which is incorporated by reference into this Statement of Additional Information. A copy of the Annual Report to Shareholders may be obtained from the Fund upon request and without charge.

                                   APPENDIX A

                            COMMERCIAL PAPER RATINGS

         Prime 1 (P-1) and A-1 are the highest commercial paper ratings issued by Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's Corporation ("S & P"), respectively.

         Description of Moody's Commercial Paper Ratings
         -----------------------------------------------

         Issuers within the Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of certain factors. Among the factors considered by Moody's in assigning ratings are the following:

(1)      evaluation of the management of the issuer
(2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas
(3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4)      liquidity
(5)      amount and quality of long-term debt
(6)      trend of earnings over a period of ten years
(7) financial strength of a parent company and the relationships which exist with the issuer and
(8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet obligations.

         Description of S&P's Commercial Paper Ratings
         ---------------------------------------------

         Commercial paper rated A by S&P has the following characteristics:

(1)      liquidity ratios are adequate to meet cash requirements
(2) long-term senior debt should be rated A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB
(3)      the issuer has access to at least two additional channels of borrowing
(4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances
(5) typically, the issuer's industry should be well established and the issuer should have a strong position in the industry, and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by the use of numbers 1, 2 and 3 to denote relative strength within this highest classification.

                           THE JENSEN PORTFOLIO, INC.

                                     PART C

                                OTHER INFORMATION
                                  EXHIBIT INDEX

Item 23.  Exhibits
          --------

(a)*        Registrant's Articles of Incorporation.

(b)*        Registrant's Restated Bylaws.

(c)*        Instruments Defining Rights of Security Holders: See
            Exhibits (a) and (b) filed previously.

(d)*        Restated Investment Advisory and Service Contract.

(e)*        Underwriting Contracts: Not Applicable

(f)*        Bonus of Profit Sharing Contracts: Not Applicable

(g)*        Form of Custodian Agreement.

(h)(1)*     Form of Transfer Agent Agreement.

(h)(2)*     Form of Fund Accounting Servicing Agreement.

(h)(3)*     Fund Administration Servicing Agreement.


(i)**       Opinion and Consent of Legal Counsel to Registrant.



(j)(1)      Consent of PricewaterhouseCoopers LLP.


(k)         All Financial Information Omitted From Item 22: Not Applicable.

(l)*        Initial Capital Agreements.

(m)         Rule 12b-1 Plan: Not Applicable.

(n)         Financial Data Schedule: Not Applicable.

(o)         Rule 18f-3 Plan: Not Applicable.

(p)*        Powers of Attorney.

----------------
                                       C-1

* Previously filed with the Securities and Exchange Commission with Post-Effective Amendment No. 7 to the Fund's Registration Statement filed on September 23, 1998 and incorporated herein by reference.


** Previously filed with the Securities and Exchange Commission with Post Effective Amendment No. 9 to the Fund's Registration Statement filed on September 24, 1999 and incorporated herein by reference.


Item 24.  Persons Controlled by or Under Common Control with Registrant
          -------------------------------------------------------------


     Registrant does not have any subsidiaries and does not control any other company or person. The directors and officers of Registrant are: Val E. Jensen (President and director), Gary W. Hibler (Secretary and director), Robert F. Zagunis (Vice President and director), Louis B. Perry (director), Norman W. Achen (director) and Roger A. Cooke (director). See "Control Persons and Principal Shareholders" in the Statement of Additional Information.

     Jensen Investment Management, Inc., an Oregon corporation, acts as the investment adviser to Registrant (the "investment adviser"). Messrs. Jensen, Hibler and Zagunis, each a director of the Registrant, are also directors of the investment adviser. See "Management of the Fund" and "Investment Advisory and Other Services" in the Statement of Additional Information.


Item 25.  Indemnification
          ---------------

     The Fund's Articles of Incorporation and Bylaws provide for the indemnification of any person, to the fullest extent permitted by law, for all liabilities (including attorney fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred in connection with any actual or threatened proceeding (including, to the extent permitted by law, any derivative action) by reason of the fact that the person is or was serving as a director or officer of the Fund. The indemnity does not cover liability arising out of a breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law, acts in which an improper personal benefit is derived, the unlawful payment of dividends or purchases of stock, or if a court determines that such indemnification is not lawful.

Item 26.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

     In addition to acting as the investment adviser to the Fund, Jensen Investment Management, Inc. provides investment management services to institutional and individual investors. Information regarding the businesses of the Adviser and its officers and directors is set forth under "Management of the Fund" in the prospectus and under "Management of the Fund" and "Investment Advisory and Other Services" in the Statement of Additional Information and is incorporated herein by reference.


Item 27.  Principal Underwriter
          ---------------------

     Not applicable.


Item 28.  Location of Accounts and Records
          --------------------------------


     The accounts, books and other documents required to be maintained by the Registrant under Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder, is maintained by the Registrant at 2130 Pacwest Center, 1211 SW Fifth Avenue, Portland, Oregon 97204-3721, except for those maintained by the Registrant's custodian Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 and the Registrant's administrator, transfer agent and dividend disbursement agent, Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.



Item 29.  Management Services
          -------------------

     Not applicable.


Item 30.  Undertakings
          ------------

     The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 10 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Portland, Oregon on September 21, 2000.


                                           THE JENSEN PORTFOLIO, INC.


                                           By VAL E. JENSEN
                                             -------------------------
                                           Val E. Jensen, President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on September 21, 2000 by the following persons in the capacities indicated.


(1)  Principal Executive Officer:

          VAL E. JENSEN             President and Director
     -----------------------------
          Val E. Jensen


(2)  Principal Accounting and
       Financial Officer:

          GARY W. HIBLER           Secretary and Director
     -----------------------------
          Gary W. Hibler


(3)  Directors:


          VAL E. JENSEN                  Director
     -----------------------------
          Val E. Jensen


          GARY W. HIBLER                 Director
     -----------------------------
          Gary W. Hibler


          ROBERT F. ZAGUNIS              Director
     -----------------------------
          Robert F. Zagunis


          LOUIS B. PERRY        *        Director
     -----------------------------
          Louis B. Perry


          NORMAN W. ACHEN       *        Director
     -----------------------------
          Norman W. Achen


          ROGER A. COOKE                 Director
     -----------------------------
          Roger A. Cooke


*By  VAL E. JENSEN
     -------------------------------
     Val E. Jensen, Attorney-in-Fact

                                  EXHIBIT INDEX
                                       TO
                           THE JENSEN PORTFOLIO, INC.

                       POST-EFFECTIVE AMENDMENT NO. 10 TO

                                    FORM N1-A


Exhibit No.  Description of Exhibit
-----------  ----------------------

(a)*         Registrant's Articles of Incorporation.

(b)*         Registrant's Restated Bylaws.

(c)* Instruments Defining Rights of Security Holders: See Exhibits (a) and (b) filed previously.

(d)*         Restated Investment Advisory and Service Contract.

(e)*         Underwriting Contracts: Not Applicable

(f)*         Bonus of Profit Sharing Contracts: Not Applicable

(g)*         Form of Custodian Agreement.

(h)(1)*      Form of Transfer Agent Agreement.

(h)(2)*      Form of Fund Accounting Servicing Agreement.

(h)(3)*      Fund Administration Servicing Agreement.


(i)**        Opinion and Consent of Legal Counsel to Registrant.



(j)(1)       Consent of PricewaterhouseCoopers LLP.


(k)          All Financial Information Omitted From Item 22: Not Applicable.

(l)*         Initial Capital Agreements.

(m)          Rule 12b-1 Plan: Not Applicable.

(n)          Financial Data Schedule: Not Applicable.

(o)          Rule 18f-3 Plan: Not Applicable.

(p)*         Powers of Attorney.

----------------
* Previously filed with the Securities and Exchange Commission with Post-Effective Amendment No. 7 to the Fund's Registration Statement filed on September 23, 1998 and incorporated herein by reference.


** Previously filed with the Securities and Exchange Commission with Post Effective Amendment No. 9 to the Fund's Registration Statement filed on September 24, 1999 and incorporated herein by reference.

                                                                  EXHIBIT (j)(1)






                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 10 to the Registration Statement under the Investment Company Act of 1940 Amendment No. 12 of The Jensen Portfolio, Inc. on Form N-1A (File No. 33-47508) (Registration Statement) of our report dated June 27, 2000, relating to the financial statements and financial highlights which appears in the May 31, 2000 Annual Report to Shareholders of The Jensen Portfolio, Inc., which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Accountants" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP


September 22, 2000